UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

Zimmer Biomet Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide: (i) financial information that revises and corrects the Company’s historical financial information to reflect the impact of the revisions noted below as well as other unrelated, immaterial out of period adjustments that had been previously recorded; (ii) the historical consolidated financial statements of LVB Acquisition, Inc. (“LVB”) for its three fiscal years ended May 31, 2015; and (iii) pro forma financial information for the Company and LVB combined for the nine months ended September 30, 2015 and the year ended December 31, 2014. The historical consolidated financial statements of LVB for its fiscal years ended May 31, 2014 and 2013 filed herewith reflect certain revisions to those financial statements as previously filed, as described in Note 2 of LVB’s financial statements filed as Exhibit 99.1 hereto. The pro forma financial information for the year ended December 31, 2014 filed herewith reflects revisions to the Company’s financial information as set forth below and revisions to LVB’s financial information as described in Exhibit 99.1 hereto.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, during the third quarter of 2015, the Company discovered two errors related to its financial statements for prior periods. One error related to accounts payable accruals. For certain received goods and services, the Company did not completely relieve the related accrual in a timely manner. As a result, its accounts payable balance was overstated. This error had been accumulating since 2012. The second error related to the accounting for the divestiture of certain Biomet product lines and rights in the three month period ended June 30, 2015. The Company calculated a gain on the divestiture based upon the pre-merger net book value of the assets. However, the gain should have been calculated based upon the fair value of such assets post-merger. The Company evaluated the impact of these errors on its prior period quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, and concluded the errors were not material to any of its previously issued financial statements. However, the Company concluded the cumulative corrections of these errors would be material to its financial statements for the three month period ended September 30, 2015 and, therefore, it was not appropriate to recognize the cumulative corrections in that period. Consequently, the Company has revised previous periods’ financial statements to correct these errors as well as other unrelated, immaterial out of period adjustments that had been previously recorded.

The following is a summary of the financial statement line items impacted by these revisions for the years ended December 31, 2014, 2013 and 2012 and as of December 31, 2014 and 2013 (in millions, except per share amounts).

Revisions to the Consolidated Statements of Earnings and Comprehensive Income

	Year Ended December 31, 2014			Year Ended December 31, 2013			Year Ended December 31, 2012
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Cost of products sold	$1,242.7	$0.1	$1,242.8	$1,280.1	$(13.4)	$1,266.7	$1,117.9	$13.1	$1,131.0
Research and development	187.9	(0.5)	187.4	203.4	(0.4)	203.0	225.6	(0.4)	225.2
Selling, general and administrative	1,744.4	6.3	1,750.7	1,758.8	(9.5)	1,749.3	1,736.3	(3.5)	1,732.8
Special items	342.5	(1.4)	341.1	214.0	(3.7)	210.3	155.4	3.0	158.4
Operating expenses	3,631.5	4.5	3,636.0	3,581.8	(27.0)	3,554.8	3,417.0	12.2	3,429.2
Earnings before income taxes	943.9	(4.5)	939.4	981.1	27.0	1,008.1	990.1	(12.2)	977.9
Provision for income taxes	224.9	(4.7)	220.2	221.9	7.6	229.5	237.2	8.8	246.0
Net earnings	719.0	0.2	719.2	759.2	19.4	778.6	752.9	(21.0)	731.9
Net Earnings of Zimmer Holdings, Inc.	$720.1	$0.2	$720.3	$761.0	$19.4	$780.4	$755.0	$(21.0)	$734.0
Earnings Per Common Share - Basic	$4.26	$—	$4.26	$4.49	$0.11	$4.60	$4.32	$(0.12)	$4.20
Earnings Per Common Share - Diluted	$4.19	$0.01	$4.20	$4.43	$0.11	$4.54	$4.29	$(0.12)	$4.17
Foreign currency cumulative translation adjustments	$(241.5)	$18.4	$(223.1)	$(44.4)	$9.4	$(35.0)	$46.1	$4.4	$50.5
Total Other Comprehensive Income (Loss)	(281.2)	18.4	(262.8)	23.2	9.4	32.6	72.5	4.4	76.9
Comprehensive Income	437.8	18.6	456.4	782.4	28.8	811.2	825.4	(16.6)	808.8
Comprehensive Income Attributable to Zimmer Holdings, Inc.	438.8	18.6	457.4	784.4	28.8	813.2	827.6	(16.6)	811.0

Revisions to the Consolidated Balance Sheets

	December 31, 2014			December 31, 2013
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Inventories	$1,169.0	$24.3	$1,193.3	$1,074.5	$13.8	$1,088.3
Total Current Assets	4,289.0	24.3	4,313.3	4,197.7	13.8	4,211.5
Property, plant and equipment, net	1,288.8	(3.5)	1,285.3	1,224.7	4.8	1,229.5
Other assets	939.2	2.5	941.7	839.3	(4.2)	835.1
Total Assets	9,634.7	23.3	9,658.0	9,580.6	14.4	9,595.0
Accounts payable	167.1	(21.9)	145.2	146.3	(13.4)	132.9
Income taxes payable	72.4	7.9	80.3	221.2	7.2	228.4
Other current liabilities	798.5	—	798.5	664.1	3.2	667.3
Total Current Liabilities	1,038.0	(14.0)	1,024.0	1,031.6	(3.0)	1,028.6
Long-term income tax payable	181.7	8.2	189.9	115.0	7.0	122.0
Total Liabilities	3,112.1	(5.8)	3,106.3	3,280.5	4.0	3,284.5
Retained earnings	8,285.2	76.9	8,362.1	7,712.7	76.6	7,789.3
Accumulated other comprehensive income	85.9	(47.8)	38.1	367.1	(66.2)	300.9
Total Zimmer Holdings, Inc. stockholders’ equity	6,520.8	29.1	6,549.9	6,297.3	10.4	6,307.7
Total Stockholders’ Equity	6,522.6	29.1	6,551.7	6,300.1	10.4	6,310.5
Total Liabilities and Stockholders’ Equity	9,634.7	23.3	9,658.0	9,580.6	14.4	9,595.0

Revisions to the Consolidated Statements of Cash Flows

	Year ended December 31, 2014			Year ended December 31, 2013			Year ended December 31, 2012
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Revised
Net earnings	$719.0	$0.2	$719.2	$759.2	$19.4	$778.6	$752.9	$(21.0)	$731.9
Deferred income tax provision	(84.2)	(6.3)	(90.5)	(126.2)	—	(126.2)	(64.8)	3.5	(61.3)
Changes in operating assets and liabilities, net of effect of acquisitions:
Income taxes payable	(51.9)	1.5	(50.4)	96.8	7.6	104.4	59.2	5.3	64.5
Inventories	(154.1)	(10.5)	(164.6)	(128.4)	(19.7)	(148.1)	(67.5)	7.1	(60.4)
Accounts payable and accrued expenses	120.1	(11.7)	108.4	38.3	(4.7)	33.6	47.8	(5.5)	42.3
Other assets and liabilities	87.6	26.8	114.4	(47.1)	(2.6)	(49.7)	(57.4)	10.6	(46.8)

The Company has not presented revisions to its consolidated statements of stockholders’ equity. The only revisions to these statements are related to retained earnings caused by revisions to net earnings and accumulated other comprehensive income caused by revisions to other comprehensive income (loss). These revisions have already been presented in the tables for the consolidated statements of earnings and comprehensive income and the consolidated balance sheets.

This Current Report on Form 8-K does not reflect events, activities, developments or disclosures occurring after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) with the U.S. Securities and Exchange Commission (the “SEC”), and does not modify or update the disclosures therein in any way, other than as described above. For additional information regarding events, activities, developments or disclosures since the filing of the 2014 Form 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, and other filings made by the Company since the filing of the 2014 Form 10-K. The information in this Form 8-K should be read in conjunction with the 2014 Form 10-K and subsequent SEC filings.

In addition, the Company is filing with this Current Report on Form 8-K (i) as Exhibit 99.1, the historical consolidated financial statements of LVB for its three fiscal years ended May 31, 2015; (ii) as Exhibit 99.2, pro forma financial information for the Company and LVB combined for the nine months ended September 30, 2015 and the year ended December 31, 2014; (iii) as Exhibit 23.1, the consent of PricewaterhouseCoopers LLP; and (iv) as Exhibit 23.2, the consent of Deloitte & Touche LLP. The pro forma financial information for the year ended December 31, 2014 set forth in Exhibit 99.2 attached hereto reflects the revisions to the Company’s financial information set forth above and certain revisions to LVB’s financial information as described in Exhibit 99.1. Pro forma financial information previously filed by the Company with the SEC does not reflect such revisions.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of May 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows for the three fiscal years ended May 31, 2015

99.2	Pro forma condensed combined statements of earnings for the nine months ended September 30, 2015 and the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2016

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Tony W. Collins

Name:	Tony W. Collins
Title:	Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of May 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows for the three fiscal years ended May 31, 2015

99.2	Pro forma condensed combined statements of earnings for the nine months ended September 30, 2015 and the year ended December 31, 2014